UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04888

BNY Mellon Ultra Short Income Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Ultra Short Income Fund

ANNUAL REPORT November 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2020 through November 30, 2021, as provided by Bernard W. Kiernan, Jr., Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended November 30, 2021, BNY Mellon Ultra Short Income Fund’s Class D shares produced a total return of -0.47%, Institutional shares returned -0.07% and Class Z shares returned -0.27%.1 In comparison, the Fund’s benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), provided a total return of 0.05%.2

Short-term, fixed-income securities posted gains over the reporting period. The Federal Reserve (the “Fed”) kept short-term interest rates low, but investors began to anticipate an increase in the coming year.

The Fund’s Investment Approach

The BNY Mellon Ultra Short Income Fund (the “Fund”) seeks high current income consistent with the maintenance of liquidity and low volatility of principal. To pursue its goal, the Fund normally invests in a broad range of U.S. dollar-denominated, debt securities including money market instruments. The Fund is designed to provide a high degree of share price stability, while generating higher returns than money market funds over time, but the Fund is not a money market fund and is not subject to the maturity, quality, liquidity and diversification requirements applicable to money market funds.

Under normal circumstances, the Fund expects to maintain a dollar-weighted, average portfolio maturity of 120 days or less and only buys individual securities with remaining maturities of 18 months or less. The Fund only invests in securities that, at the time of purchase, are rated investment grade or in the top three, short-term rating categories by at least one nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by BNY Mellon Investment Advisor, Inc. The Fund concentrates its investments in the financial services industry.

Inflation Rises, Rate Hikes Anticipated

The 12-month reporting period saw the beginning of the distribution of COVID-19 vaccines, continued easing of lockdown requirements and continued economic recovery. Inflation also began to increase, leading many investors to expect the Fed to tighten monetary policy sooner than expected.

In November 2020, the economic outlook brightened with the approval of COVID-19 vaccines, which suggested that the economy could return to normal more quickly. A $900 billion relief package passed in December 2020 added to the improving outlook, causing the price on the 10-year Treasury bond to fall and the yield to rise.

In January 2021, the Fed remained uncertain about the pace of the recovery, and with inflation pressures still low, it left interest rates unchanged. But inflation expectations began to rise due to both the economic recovery and to the extraordinary monetary and fiscal policy implemented over the previous months. In March 2021, Congress passed the $1.9 trillion American Rescue Plan, which included payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. Combined with a proposed $2 trillion infrastructure spending by the government, this added to already growing inflation expectations.

Fueled by continued easing of the lockdowns and by government relief programs, economic growth in the first quarter of 2021 amounted to 6.4% on an annualized basis. Job growth continued at a robust pace in the first quarter. Though it came in much lower than expected in April 2021, it rebounded in May 2021.

Midway through the reporting period, inflation began to rise. The Consumer Price Index, a widely reported measure of inflation, indicated a year-over-year increase in prices of 4.2% year over year in April 2021 and 5.0% in May 2021. The annualized rate remained above 5% through September 2021 and surpassed a 6% annualized rate in October and November.

Even the core personal consumption expenditure (PCE) index, which excludes volatile food and energy prices, exceeded the Fed’s 2.0% target in the first quarter of 2021. It then rose to 6.1% in the second quarter of 2021 and slipped to 4.5% in the third quarter of 2021.

Federal Reserve May Raise Rates in 2022

Previously the Fed had indicated it was likely to keep interest rates unchanged until 2023. It had stated that higher rates of inflation would be transitory and that an average rate of higher than 2% for a certain period would be tolerable in order to allow the economy to return to full capacity. But the level and persistence of inflation have led many investors to believe that the Fed will accelerate the reduction of its bond-buying program and raise interest rates sooner than had been anticipated. Many believe rates could be raised as soon as June 2022. As always, we have retained our longstanding focus on quality and liquidity.

December 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, Fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain Fund expenses by the BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the Fund’s returns would have been lower.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the Fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSROs (or unrated, if deemed of comparable quality by BNY Mellon Investment Adviser Inc.), involve credit and liquidity risks and risk of principal loss.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class Z shares of BNY Mellon Ultra Short Income Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class Z shares of BNY Mellon Ultra Short Income Fund on 11/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account applicable fees and expenses on Class Z shares. The Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $100,000 investment in Class D shares of BNY Mellon Ultra Short Income Fund with a hypothetical investment of $100,000 in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class D shares reflects the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Class D shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $100,000 made in Class D shares of BNY Mellon Ultra Short Income Fund on 11/30/11 to a hypothetical investment of $100,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account applicable fees and expenses on Class D shares. The Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000,000 investment in Institutional shares of BNY Mellon Ultra Short Income Fund with a hypothetical investment of $10,000,000 in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Institutional shares reflects the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Institutional shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000,000 made in Institutional shares of BNY Mellon Ultra Short Income Fund on 11/30/11 to a hypothetical investment of $10,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account applicable fees and expenses on Institutional shares. The Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/2021
	Inception Date	1 Year	5 Years	10 Years
Class Z shares	4/6/1987	-0.27%	0.96%	0.48%
Class D shares	11/15/2013	-0.47%	0.84%	0.37%	†
Institutional shares	11/15/2013	-0.07%	1.26%	0.66%	†
ICE BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index		0.05%	1.15%	0.63%

† The total return performance figures presented for Class D shares and Institutional shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Class D shares and Institutional shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Ultra Short Income Fund from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

	Class D	Institutional Shares	Class Z
Expenses paid per $1,000†	$3.00	$1.00	$2.35
Ending value (after expenses)	$997.30	$999.30	$998.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

	Class D	Institutional Shares	Class Z
Expenses paid per $1,000†	$3.04	$1.01	$2.38
Ending value (after expenses)	$1,022.06	$1,024.07	$1,022.71
†

Expenses are equal to the fund’s annualized expense ratio of .60% for Class D, .20% for Institutional Shares and .47% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2021

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Commercial Paper - 13.6%
Alpine Securitization	0.16	3/9/2022	3,000,000	[a]	2,998,449
Collateralized Commercial Paper FLEX	0.23	1/7/2022	3,000,000	[a]	2,999,652
Total Asset-Backed Commercial Paper (cost $5,998,025)			5,998,101
Commercial Paper - 9.1%
Prudential Funding	0.07	12/7/2021	2,000,000	[a]	1,999,979
The Bank of Nova Scotia, 1 Month SOFR +.15%	0.20	12/2/2021	2,000,000	[b,c]	1,999,204
Total Commercial Paper (cost $3,999,977)			3,999,183
Negotiable Bank Certificates of Deposit - 27.2%
Bank of Montreal, 1 Month SOFR +.17%	0.22	12/1/2021	3,000,000	[b]	3,000,725
Canadian Imperial Bank of Commerce, 1 Month SOFR +.18%	0.23	12/1/2021	3,000,000	[b]	3,000,784
Mizuho Bank	0.13	12/10/2021	3,000,000		3,000,054
Toronto-Dominion Bank/New York, 3 Month EFFR +.16%	0.24	12/1/2021	3,000,000	[b]	3,001,249
Total Negotiable Bank Certificates of Deposit (cost $11,999,985)			12,002,812
Time Deposits - 4.5%
Royal Bank of Canada (Toronto) (cost $2,000,000)	0.07	12/7/2021	2,000,000		2,000,000
U.S. Government Agencies Obligations - 20.4%
Federal Farm Credit Bank (cost $9,000,000)	0.01	12/1/2021	9,000,000	[a]	9,000,000
U.S. Treasury Bills - 18.1%
U.S. Treasury Bills (cost $7,999,902)	0.06	12/9/2021	8,000,000	[a]	7,999,955
	1-Day Yield (%)		Shares
Investment Companies - 3.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,632,950)	0.06		1,632,950	[d]	1,632,950

STATEMENT OF INVESTMENTS (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Repurchase Agreements - 4.5%
Citigroup Global Markets, Tri-Party Agreement thru BNY Mellon, dated 11/30/2021 due at maturity date in the amount of $2,000,009 (fully collateralized by: Government National Mortgage Association Agency Collateralized Mortgage Obligation, 2.50%-6.21%, due 8/20/2050-12/20/2050, valued at $2,160,080) (cost $2,000,000)	0.16	12/1/2021	2,000,000	2,000,000
Total Investments (cost $44,630,839)			101.1%	44,633,001
Liabilities, Less Cash and Receivables			(1.1%)	(474,265)
Net Assets			100.0%	44,158,736

EFFR—Effective Federal Funds Rate

SOFR—Secured Overnight Financing Rate

a Security is a discount security. Income is recognized through the accretion of discount.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date. Security description also includes the reference rate and spread if published and available.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2021, these securities amounted to $1,999,204 or 4.53% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	54.4
U.S. Government Agencies Obligations	20.4
U.S. Treasury Securities	18.1
Repurchase Agreements	4.5
Investment Companies	3.7
101.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/20 ($)	Purchases ($)†	Sales ($)	Value 11/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,310,033	50,200,577	(49,877,660)	1,632,950	3.7	1,144

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $2,000,000) —Note 1(b):
Unaffiliated issuers	42,997,889	43,000,051
Affiliated issuers	1,632,950	1,632,950
Dividends and interest receivable		4,490
Receivable for shares of Beneficial Interest subscribed		671
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,963
		44,641,125
Liabilities ($):
Payable for shares of Beneficial Interest redeemed		412,412
Trustees’ fees and expenses payable		1,530
Other accrued expenses		68,447
		482,389
Net Assets ($)		44,158,736
Composition of Net Assets ($):
Paid-in capital		52,177,127
Total distributable earnings (loss)		(8,018,391)
Net Assets ($)		44,158,736

Net Asset Value Per Share	Class D	Institutional Shares	Class Z
Net Assets ($)	11,197,922	3,672,086	29,288,728
Shares Outstanding	1,123,727	366,403	2,934,910
Net Asset Value Per Share ($)	9.96	10.02	9.98

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2021

Investment Income ($):
Income:
Interest	120,708
Dividends from affiliated issuers	1,144
Total Income	121,852
Expenses:
Management fee—Note 3(a)	169,272
Shareholder servicing costs—Note 3(c)	115,176
Professional fees	104,180
Registration fees	92,028
Distribution fees—Note 3(b)	56,316
Chief Compliance Officer fees—Note 3(c)	14,028
Prospectus and shareholders’ reports	12,351
Custodian fees—Note 3(c)	12,268
Trustees’ fees and expenses—Note 3(d)	4,680
Loan commitment fees—Note 2	1,474
Miscellaneous	9,036
Total Expenses	590,809
Less—reduction in expenses due to undertaking—Note 3(a)	(242,463)
Net Expenses	348,346
Investment (Loss)—Net	(226,494)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,125
Net change in unrealized appreciation (depreciation) on investments	(4,480)
Net Realized and Unrealized Gain (Loss) on Investments	14,645
Net (Decrease) in Net Assets Resulting from Operations	(211,849)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2021	2020
Operations ($):
Investment income (loss)—net	(226,494)	501,524
Net realized gain (loss) on investments	19,125	(24,817)
Net change in unrealized appreciation (depreciation) on investments	(4,480)	(130)
Net Increase (Decrease) in Net Assets Resulting from Operations	(211,849)	476,577
Distributions ($):
Distributions to shareholders:
Class D	(140,917)	(193,179)
Institutional Shares	(16,853)	(23,222)
Class Z	(257,891)	(281,727)
Total Distributions	(415,661)	(498,128)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class D	1,964,787	7,333,565
Institutional Shares	2,289,482	13,220,924
Class Z	4,887,336	3,781,631
Distributions reinvested:
Class D	139,762	186,603
Institutional Shares	16,853	23,222
Class Z	246,365	265,579
Cost of shares redeemed:
Class D	(19,905,296)	(21,407,712)
Institutional Shares	(2,787,352)	(12,913,837)
Class Z	(22,822,096)	(9,437,104)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(35,970,159)	(18,947,129)
Total Increase (Decrease) in Net Assets	(36,597,669)	(18,968,680)
Net Assets ($):
Beginning of Period	80,756,405	99,725,085
End of Period	44,158,736	80,756,405
Capital Share Transactions (Shares):
Class D
Shares sold	195,852	728,358
Shares issued for distributions reinvested	14,004	18,534
Shares redeemed	(1,989,062)	(2,126,363)
Net Increase (Decrease) in Shares Outstanding	(1,779,206)	(1,379,471)
Institutional Shares
Shares sold	227,961	1,310,408
Shares issued for distributions reinvested	1,682	2,302
Shares redeemed	(276,620)	(1,280,155)
Net Increase (Decrease) in Shares Outstanding	(46,977)	32,555
Class Z
Shares sold	485,851	375,514
Shares issued for distributions reinvested	24,661	26,378
Shares redeemed	(2,277,676)	(937,226)
Net Increase (Decrease) in Shares Outstanding	(1,767,164)	(535,334)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class D Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.07	10.07	10.07	10.07	10.07
Investment Operations:
Investment income (loss)—net[a]	(.04)	.05	.20	.16	.07
Net realized and unrealized gain (loss) on investments	(.01)	(.01)	.00[b]	(.01)	(.00)[b]
Total from Investment Operations	(.05)	.04	.20	.15	.07
Distributions:
Dividends from investment income—net	(.00)[b]	(.04)	(.20)	(.15)	(.07)
Dividends from net realized gain on investments	(.06)	-	-	-	-
Total Distributions	(.06)	(.04)	(.20)	(.15)	(.07)
Net asset value, end of period	9.96	10.07	10.07	10.07	10.07
Total Return (%)	(.47)	.45	1.97	1.54	.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.78	.75	.75	.81
Ratio of net expenses to average net assets	.60	.51	.60	.60	.60
Ratio of net investment income (loss) to average net assets	(.42)	.53	1.96	1.56	.68
Net Assets, end of period ($ x 1,000)	11,198	29,229	43,124	38,260	27,102

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Institutional Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.09	10.09	10.08	10.09	10.07
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.07	.22	.19	.11
Net realized and unrealized gain (loss) on investments	(.01)	(.00)[b]	.03	(.00)[b]	.02[c]
Total from investment Operations	(.01)	.07	.25	.19	.13
Distributions:
Dividends from investment income—net	(.00)[b]	(.07)	(.24)	(.20)	(.11)
Dividends from net realized gain on investments	(.06)	-	-	-	-
Total Distributions	(.06)	(.07)	(.24)	(.20)	(.11)
Net asset value, end of period	10.02	10.09	10.09	10.08	10.09
Total Return (%)	(.07)	.74	2.46	1.97	1.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.58	.52	.52	.53
Ratio of net expenses to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income (loss) to average net assets	(.02)	.69	2.30	1.96	1.09
Net Assets, end of period ($ x 1,000)	3,672	4,170	3,843	2,994	1,774

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

	Year Ended November 30,
Class Z Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.07	10.07	10.07	10.07	10.08
Investment Operations:
Investment income (loss)—net[a]	(.03)	.06	.21	.17	.08
Net realized and unrealized gain on investments	(.00)[b]	.00[b,c]	.00[b]	.00[b]	.00[b,c]
Total from Investment Operations	(.03)	.06	.21	.17	.08
Distributions:
Dividends from investment income—net	(.00)[b]	(.06)	(.21)	(.17)	(.09)
Dividends from net realized gain on investments	(.06)	-	-	-	-
Total Distributions	(.06)	(.06)	(.21)	(.17)	(.09)
Net asset value, end of period	9.98	10.07	10.07	10.07	10.07
Total Return (%)	(.27)	.55	2.09	1.68	.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.72	.66	.70	.74
Ratio of net expenses to average net assets	.49	.42	.44	.47	.45
Ratio of net investment income (loss) to average net assets	(.31)	.57	2.09	1.65	.83
Net Assets, end of period ($ x 1,000)	29,289	47,357	52,758	56,408	60,688

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Ultra Short Income Fund (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek high current income consistent with the maintenance of liquidity and low volatility of principal. The fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), the fund’s investment adviser and a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class D, Institutional and Class Z. Class D shares are sold at net asset value per share directly by the Adviser and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Institutional shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in

NOTES TO FINANCIAL STATEMENTS (continued)

the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed Commercial Paper	-	5,998,101	-	5,998,101
Certificate of Deposit	-	12,002,812	-	12,002,812
Commercial Paper	-	3,999,183	-	3,999,183

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Investment Companies	1,632,950	-	-	1,632,950
Repurchase Agreements	-	2,000,000	-	2,000,000
Time Deposits	-	2,000,000	-	2,000,000
U.S. Government Agencies Obligations	-	9,000,000	-	9,000,000
U.S. Treasury Securities	-	7,999,955	-	7,999,955

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2021, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $8,020,553 and unrealized appreciation $2,162.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2021. The fund has $2,958,158 of short-term capital losses and $5,062,395 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2021 and November 30, 2020 were as follows: ordinary income $415,661 and $498,128, respectively.

During the period ended November 30, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $226,883 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London

NOTES TO FINANCIAL STATEMENTS (continued)

Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year, the aggregate expenses of the fund (excluding taxes, brokerage commissions, interest expense and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Adviser, or the Adviser will bear, such excess expense. During the period ended November 30, 2021, there was no reduction in expenses pursuant to the Agreement.

The Adviser has contractually agreed, from December 1, 2020 through March 31, 2022, to waive receipt of a portion of its management fees in the amount of .05% of the value of the fund’s average daily net assets. On or after March 31, 2022, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertakings, amounted to $33,854 during the period ended November 30, 2021.

The Adviser has contractually agreed, from December 1, 2020 through March 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of Class D, Institutional and Class Z shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .35% for Class D and Class Z shares and .20% for Institutional shares of the value of the respective class’ average daily net assets. On or after March 31, 2022, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertakings, amounted to $208,609 during the period ended November 30, 2021.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .25% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2021, Class D shares were charged $56,316 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2021, Class Z shares were charged $57,903 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $31,570 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $12,268 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2021, the fund was charged $2,018 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2021, the fund was charged $14,028 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $10,082, Distribution Plan fees of $2,674, Shareholder Services Plan fees of $6,950, custodian fees of $5,067, Chief Compliance Officer fees of $5,897 and transfer agency fees of $5,490, which are offset against an expense reimbursement currently in effect in the amount of $39,123.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2021, amounted to $9,000,000 and $0, respectively.

At November 30, 2021, the cost of investments for federal income tax purposes was $44,630,839; accordingly, accumulated net unrealized appreciation on investments was $2,162, consisting of $3,243 gross unrealized appreciation and $1,081 gross unrealized depreciation.

NOTE 5—Plan of Liquidation:

On October 26, 2021, the Board approved a Plan of Liquidation (the “Plan”). The Plan provided for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). The Liquidation of the fund occurred on December 21, 2021. Accordingly, effective November 30, 2021, the fund was closed to any investments for new accounts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Ultra Short Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Ultra Short Income Fund (the “Fund”), including the statements of investments and investments in affiliated issuers, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 24, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 50.06% of ordinary income dividends paid during the fiscal year ended November 30, 2021 as qualifying interest related dividends. Also, the fund hereby reports $0.0633 per share as a short-term capital gain distribution paid on June 29, 2021.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (70)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

J. Charles Cardona (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and Director of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman of the Distributor (2013–2016)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 33

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 45

———————

Isabel P. Dunst (74)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member(2016-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Nathan Leventhal (78)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 33

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021  Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Roslyn M. Watson (72)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 45

———————

Benaree Pratt Wiley (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

Tamara Belinfanti (46)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 23

———————

Gordon J. Davis (80)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 41

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021; Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Ultra Short Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class D: DSDDX Institutional: DSYDX Class Z: DSIGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0542AR1121

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,156 in 2020 and $42,156 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,066 in 2020 and $7,080 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,104 in 2020 and $3,342 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $8,158 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $1,045 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,174,149 in 2020 and $2,747,329 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

       Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Ultra Short Income Fund

By: /s/ David DiPetrillo

          David DiPetrillo

          President (Principal Executive Officer)

Date: January 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

          David DiPetrillo

          President (Principal Executive Officer)

Date: January 25, 2022

By: /s/ James Windels

          James Windels

          Treasurer (Principal Financial Officer)

Date: January 25, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)